UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 9, 2011

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

As previously reported by Clarion Partners Property Trust Inc. (the “Company”), on February 15, 2011, ING Groep N.V. (“ING Groep”), the parent company of Clarion Partners Americas LLC (“Clarion Partners”), the Company’s sponsor and sole stockholder, through its wholly-owned subsidiary, entered into an agreement pursuant to which Clarion Partners would be acquired by Clarion Partners’ senior management with their financial partner, Lightyear Capital LLC, for $100 million. The acquisition of Clarion Partners, a description of which was previously reported, was completed on June 9, 2011. Effective as of the closing, Clarion Partners changed its name from ING Clarion Partners, LLC to Clarion Partners Americas LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: June 15, 2011	By:	/s/ L. MICHAEL O’CONNOR
L. Michael O’Connor
Senior Vice President and Secretary

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